                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                    Security Associates International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

             [LETTERHEAD OF SECURITY ASSOCIATES INTERNATIONAL, INC.]


May 11, 2001



Dear Stockholder:

         It is my pleasure to invite you to the 2001 Annual Meeting of Stockholders of Security Associates International, Inc. The Annual Meeting will be held at 10:00 a.m., Central Time, on June 5, 2001, at our corporate offices located at 2101 South Arlington Heights Road, Suite 145, Arlington Heights, Illinois, 60005.

         The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters that will be discussed during the Annual Meeting. It is important that you vote your shares whether or not you plan to attend the Annual Meeting. To be sure your vote is counted, we urge you to carefully review the Proxy Statement and COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. If you attend the Annual Meeting and wish to vote in person, the ballot that you submit at the Annual Meeting will supersede your proxy.

         I look forward to seeing you at the Annual Meeting. On behalf of the management and directors of Security Associates International, Inc., I thank you in advance for your continued support and confidence in 2001.

                                        Sincerely,


                                        /s/ Ronald I. Davis


                                        RONALD I. DAVIS
                                        Chairman of the Board

             [LETTERHEAD OF SECURITY ASSOCIATES INTERNATIONAL, INC.]


                  --------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  --------------------------------------------


                    TO BE HELD ON JUNE 5, 2001, AT 10:00 A.M.


To the Stockholders of Security Associates International, Inc.:

     The 2001 Annual Meeting of Stockholders of Security Associates International, Inc., a Delaware corporation, will be held at 10:00 a.m., central time, on June 5, 2001, at our corporate offices located at 2101 South Arlington Heights Road, Suite 145, Arlington Heights, Illinois, 60005. All of our stockholders are entitled and encouraged to attend the Annual Meeting. The following agenda has been set by the Board of Directors:

     (1) To elect five directors to hold office until the next Annual Meeting of Stockholders as provided in our Bylaws;

     (2) To ratify the selection of Arthur Andersen LLP as our independent public accountants for the fiscal year ending December 31, 2001;

     (3) To consider and vote upon an amendment to the Security Associates International, Inc. Stock Option Plan to increase the number of shares of common stock available under the plan from 2,800,000 shares to 3,000,000 shares; and

     (4) To transact any other business as may properly come before the Annual Meeting.

     Owners of common stock and convertible preferred stock appearing on our stock register at the close of business on May 7, 2001 (the date fixed by our Board of Directors, and known as the "record date"), are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting in person or by proxy. For ten days before the Annual Meeting, we will keep a list with the names, addresses, and holdings of the stockholders entitled to vote at the Annual Meeting available at our home office, and at the offices of our transfer agent, LaSalle National Bank, located at 135 South LaSalle Street, Chicago, Illinois 60628. Any stockholder may inspect the list during normal business hours. The list will be available for inspection at the Annual Meeting.

     In order to be certain that sufficient votes are present to conduct business at the Annual Meeting, we urge all stockholders who cannot attend to complete, sign, date and return the enclosed proxy card in the envelope provided, as soon as possible. Any stockholder has the right to revoke their proxy at any time before it is voted. If you attend the Annual Meeting in person and wish to revoke your proxy, you may do so at that time. In that event, your proxy will be cancelled and you will be able to cast your vote in person.

                                            By Order of the Board of Directors:

                                            /s/ James S. Brannen

                                            James S. Brannen
                                            President and CEO


Arlington Heights, Illinois
May 11, 2001

      Our 2000 Annual Report on Form 10-KSB is enclosed with this notice.

             [LETTERHEAD OF SECURITY ASSOCIATES INTERNATIONAL, INC.]

                                  -------------

                                 PROXY STATEMENT

                                    ---------

     We are providing the following information in order to request the authority to vote your shares at our 2001 Annual Meeting, and any adjournment. The Annual Meeting will be held on June 5, 2001, at 10:00 a.m., central time, at our corporate offices located at 2101 South Arlington Heights Road, Suite 145, Arlington Heights, Illinois, 60005, for the purposes stated in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement.

                                VOTING OF SHARES

     We are mailing this Proxy Statement and the enclosed proxy card on or about May 11, 2001, to request your proxy for the Annual Meeting on behalf of our Board of Directors. The purpose of proxy voting is to ensure that all stockholders of record have an opportunity to vote on matters presented at the Annual Meeting, whether or not they attend in person. You may vote your shares only if you are present, or if you give your proxy to a person who will be present, at the Annual Meeting.

     Each share of our common stock represented at the Annual Meeting is entitled to one vote and each share of convertible preferred stock is entitled to 100 votes. However, the convertible preferred stock is limited to a maximum of 45% of the votes eligible to vote on any matter presented for a vote of the stockholders. If you intend to vote by proxy, please specify your choices by marking the appropriate boxes on the enclosed proxy card and complete, sign, date and return the proxy card to us, in the envelope provided, before 10:00 a.m. central time on June 5, 2001.

     Directors are elected by a plurality of the votes cast at the Annual Meeting, if a quorum is present. A plurality means that the five nominees for director with the largest number of votes will be elected. Any other matters submitted for a vote will be decided by a majority of the votes cast. If you mark "withhold authority" on your proxy card for any nominees for director, or if you mark your proxy to deny discretionary authority on other matters, your vote will not be counted in determining whether a majority vote was obtained in such matters.

     If you sign the proxy card without giving any instructions, your shares will be voted in favor of the election of all listed director nominees and also in favor of all of the other items listed in the Notice of Annual Meeting of Stockholders. Your proxy will also exercise his discretion in voting on any other matter brought before the Annual Meeting. We know of no matters, other than those described in the Notice of Annual Meeting of Stockholders, that are to come before the Annual Meeting. If a broker or other nominee does not vote on a proposal, the votes represented by that stock will not be counted in determining the number of votes cast. Stockholders voting by proxy may revoke their proxy at any time before it is voted at the Annual Meeting by delivering a proxy bearing a later date, by written revocation of the proxy or by attending the Annual Meeting in person and casting a ballot.

     YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. THIS WILL ENSURE THAT YOUR SHARES ARE REPRESENTED.

     As of the record date, May 7, 2001, [7,757,657] shares of common stock and [137,359] shares of convertible preferred stock (which has the voting power of [13,735,900] shares of common stock limited to a maximum of 45% of the total number of votes eligible to vote) were issued and outstanding. See "Certain Relationships and Related Transactions."


  A copy of our 2000 Annual Report on Form 10-KSB is enclosed with this Proxy Statement.

                               BOARD OF DIRECTORS

GENERAL

     Our Board of Directors governs our business affairs. Our management keeps the Board informed through various reports and information sent to them on a regular basis and by means of financial reports that our President and other officers routinely present at Board and committee meetings.

     The Board met two times in 2000: on February 14, 2000 and May 23, 2000. A quorum of four directors was present at the February 14, 2000 meeting and all five directors were present at the May 23, 2000 meeting. The Board also acted by unanimous written consent, without a meeting, on sixteen occasions during 2000.

     Biographical information on the director nominees can be found under the caption "Item No. 1 - Election of Directors."

COMMITTEES

     The Board has an Audit Committee and a Compensation Committee to assist the Board in carrying out its duties.

     The Audit Committee has three members: Thomas J. Salvatore, Michael B. Jones and Douglas Oberlander. The Audit Committee reviews and examines the adequacy of our internal controls and the objectivity and integrity of our financial reporting. It also meets with our independent public accountants and appropriate financial personnel in our company about these matters. The Audit Committee's Report is presented below under the caption "Audit Committee Report."

     The Compensation Committee has three members: Thomas J. Salvatore, Michael
B. Jones and Douglas Oberlander. This committee monitors and makes recommendations to the Board concerning the compensation of our directors and officers and administers the compensation plans for our executive officers.

     The Audit Committee and the Compensation Committee were established in January 1998. The Audit Committee acted by written consent once in 2000, in May. The Compensation Committee acted by written consent twice in 2000, in February and May.

DIRECTOR COMPENSATION

     All directors, other than Mr. Salvatore, are reimbursed for travel expenses incurred in connection with attending Board and committee meetings. Commencing January 1, 2001, our independent directors, Mr. Jones and Mr. Oberlander are to be paid $2,000 per month for a minimum of twenty-four months, provided that they do not voluntarily resign earlier. Directors are not entitled to additional fees for serving on committees of the Board.

     On January 11, 2000, directors Salvatore, Jones and Oberlander were awarded options to purchase 25,000 shares of common stock each under our Stock Option Plan. These options are exercisable for a period of six years at $2.75 per share.

                             AUDIT COMMITTEE REPORT

     The Board of Directors maintains an Audit Committee comprised of two independent directors and one non-independent director. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rules of the American Stock Exchange, LLC ("AMEX") governing audit committee composition, including the requirement that small business filers maintain an Audit Committee of at least two members, a majority of whom shall be "independent directors," as that term is defined by AMEX Listing Standards, Policies and Requirements--Section 121(A).

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee also reviews and recommends to the Board the approval of the annual financial statements and provides a forum, independent of management, where the Company's auditors can communicate any issues of concern. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviews the audited financial statements in the Annual Report with management, including discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee has also reviewed and discussed the audited financial statements with the independent auditors, who are responsible for expressing an opinion as to the conformity of the audited financial statements to generally accepted accounting principles. The Audit Committee has discussed with the independent auditors for fiscal 1999 the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee received for fiscal 1999 from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. An Audit Committee meeting is scheduled with the independent auditors immediately following the Annual Meeting on June 5, 2001 to discuss these same matters for fiscal 2000.

     The independent members of the Audit Committee believe that the present composition of the Committee accomplishes all of the necessary goals and functions of an audit committee as recommended by the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees and adopted by the U.S. stock exchanges and the Securities and Exchange Commission. The Committee operates under a written charter adopted by the Board on May 23, 2000, a copy of which is attached hereto as Exhibit A.

     The following represents a brief schedule of the professional fees paid by the Company to its independent auditors, Arthur Andersen LLP:

     Audit Fees .................................................. $ 92,000
     Financial Information Systems Design
          and Implementation ..................................... $      0
     All Other Fees .............................................. $139,000

The Audit Committee has considered whether the provision of the services in return for the fees listed above is compatible with maintaining Arthur Andersen LLP independence. The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining the independent auditor's independence.

     The Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on SEC Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

     The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

                                                   THE AUDIT COMMITTEE

                                                   Michael B. Jones
                                                   Douglas Oberlander
                                                   Thomas J. Salvatore

                                   ITEM NO. 1

                              ELECTION OF DIRECTORS

     The Board has determined that the number of directors shall be five, as required by our by-laws. The five directors will be elected at the Annual Meeting. Each director will serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. The following nominees have been selected and approved by the Board for submission to the stockholders: Ronald I. Davis, James S. Brannen, Thomas J. Salvatore, Douglas Oberlander and Michael B. Jones. Unless you give instructions to the contrary on the enclosed proxy card, the proxy or his substitute will vote for these nominees. If, prior to the Annual Meeting, any nominee should become unable or unwilling to serve, your proxy will cast your votes for a substitute nominated by the Board of Directors.

     The nominees for director, and certain information about them, including their principal occupations for the past five years, are as follows:

     RONALD I. DAVIS, age 62, is one of our founders and has been our Chairman of the Board since October 1990. Prior to our incorporation, he had many years of experience in the security alarm industry. He was the founder, and from 1987 to 1990, the chairman and principal stockholder of SAI Partners, Inc., an alarm dealer buying group. SAI Partners, Inc. also provided alarm dealers with other support services such as training and educational programs, consulting, group insurance programs and certain proprietary alarm products manufactured by others. From 1982 to 1987, Mr. Davis was president of Security Alliance Corporation, a franchise company in the alarm industry and a joint venture with Pittway Corporation. Prior to 1982, Mr. Davis was a full time consultant to many of the alarm companies that now make up our dealer network. Mr. Davis earned a B.A. from Roosevelt University.

     JAMES S. BRANNEN, age 62, is one of our founders and has been a director and our President since October 1990, our Chief Executive Officer since 1993 and our Chief Financial Officer since April 2001. He was a self-employed consultant in the alarm industry from February 1988 to October 1990. From 1962 until 1987, Mr. Brannen was employed by the First National Bank of Chicago where he served as a senior vice president in the commercial banking department. In that capacity, he managed, among others, the commercial areas of the bank responsible for lending to the cable television and paging industries. In addition, he managed the secured lending activity and was responsible for organizing and managing the bank's first workout lending activity. Mr. Brannen earned an A.B. degree from Dartmouth College and a MBA degree from Northwestern University.

     THOMAS J. SALVATORE, age 33, was elected as one of our directors in December 1996. Since 1991, Mr. Salvatore has been the Managing General Partner of TJS Management, L.P., which is the General Partner of TJS Partners, L.P. ("TJS"), our principal stockholder. TJS has a contractual right to designate two directors to our Board of Directors, and Mr. Salvatore is one of the designees. The other director has not been designated as of the date of this proxy statement. Mr. Salvatore earned a Bachelors Degree in Business Administration from Fordham University.

     DOUGLAS OBERLANDER, age 51, was elected as one of our directors in January 1994. Since 1989, Mr. Oberlander has been president of Lease I, Inc., a commercial lease and finance company. From 1965 to 1988, Mr. Oberlander was employed by Oberlander Security, a security alarm dealer. Since 1991, Mr. Oberlander has served as a director of Oberlander Alarms, a security alarm dealer.

     MICHAEL B. JONES, age 49, was elected as one of our directors in January 1998. He has been president of ProFinance Associates, Inc. since he co-founded it in 1985. ProFinance has been a broker-dealer firm since 1990. Mr. Jones was with Marine Midland Bank from 1977 until 1985. He was responsible for starting a communications/electronics lending group in 1991 and, in his last position as Group Executive, for leading that group. That group was one of the first institutional lenders to the alarm industry. Mr. Jones earned a Bachelors Degree in Liberal Arts from the University of Arizona and a Masters Degree in International Relations from the Johns Hopkins University School of Advanced International Studies.

     The five nominees with the largest numbers of votes cast at the meeting will be elected as directors.

RECOMMENDATION:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FIVE NOMINEES LISTED ABOVE.


                                   ITEM NO. 2

                         RATIFICATION OF THE APPOINTMENT
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

     Our financial statements are included in our Annual Report, which is enclosed with this proxy statement. The Board of Directors has appointed Arthur Andersen LLP as our independent public accountants to examine our financial statements for the fiscal year ending December 31, 2001, and seeks your ratification of this appointment. The Board of Directors believes that Arthur Andersen LLP is knowledgeable about our operations and accounting practices and is well qualified to act as our independent public accountants.

Audit Fees

     Arthur Andersen LLP acted as our principal accountants for the fiscal year ended December 31, 2000. The aggregate fees billed (or expected to be billed) for professional services rendered by the independent auditors for the audit of the Company's financial statements for fiscal year 2000 and the reviews by the independent auditor of the financial statements included in the Company's Forms 10-QSB for fiscal year 2000 were approximately $92,000.

Financial Information Systems Design and Implementation Fees

     The Company was not billed by the independent auditors for any professional services with respect to designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements for fiscal year 2000.

All Other Fees

     The aggregate fees billed (or expected to be billed) for services rendered by the independent auditor and not described under Audit Fees and Financial Information Systems Design and Implementation Fees for fiscal year 2000 were $139,000. These fees primarily relate to tax services and services provided in relation to acquisitions proposed by the Company.

     The Audit Committee has considered whether the independent auditors' provision of the non-audit services described above is compatible with maintaining the independent auditors' independence. The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independent auditors' independence. Arthur Andersen LLP has advised us that it has no material direct or indirect financial interest in our company.

     Our Audit Committee reviewed Arthur Andersen LLP's fees for auditing our 2000 financial statements before the services were provided, and it will review the 2001 audit fees before the services are provided. Generally, other services to be provided by Arthur Andersen LLP will not require prior approval by the Board of Directors, but will be subsequently reviewed by the Board of Directors and the Audit Committee. The Audit Committee has determined that Arthur Andersen's providing the services listed above under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" and the fees paid for those services are compatible with maintaining Arthur Andersen LLP's independence.

     Although the selection of an independent accountant does not require a vote of the stockholders, we believe that it is desirable to have the stockholders ratify the selection. Due to the difficulty and expense involved in retaining another independent firm of accountants on short notice, we do not contemplate appointing another firm to act as our independent accountants for the fiscal year ending December 31, 2001 if the appointment of Arthur Andersen LLP is not ratified. Instead, if the appointment of Arthur Andersen LLP for the fiscal year ending December 31, 2001 is not ratified, the Board of Directors will consider the vote as advice in making their selection of an independent accountant for the following year. Arthur Andersen LLP, our independent public accountants, has examined our financial statements for the fiscal year ended December 31, 2000. Arthur Andersen LLP, will have the opportunity to make a statement at the Annual Meeting if they so desire. A representative to be available at the Annual Meeting to respond to appropriate questions from stockholders.

     The affirmative vote of a majority of votes present in person or by proxy will be required to ratify the selection of Arthur Andersen LLP.

RECOMMENDATION:

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ARTHUR ANDERSEN LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2001.

                                   ITEM NO. 3

                          APPROVAL OF THE AMENDMENT TO
        THE SECURITY ASSOCIATES INTERNATIONAL, INC. STOCK OPTION PLAN TO
                          INCREASE THE NUMBER OF SHARES
                    OF COMMON STOCK AVAILABLE UNDER THE PLAN
                   FROM 2,800,000 SHARES TO 3,000,000 SHARES.

     On March 10, 1999, the Board of Directors adopted the Security Associates International, Inc. Stock Option Plan which was approved at the 1999 Annual Meeting. On May 23, 2000 the Stock Option Plan was amended to provide for awards of options to purchase up to 1,000,000 additional shares of common stock. The plan now provides for awards of options to purchase up to 2,800,000 shares of common stock.

     On April 25, 2001 the Board of Directors voted to amend the Stock Option Plan to provide for awards of options to purchase up to 200,000 additional shares of common stock, subject to stockholder approval. The Board of Directors seeks stockholder approval for this increase. A copy of the proposed amendment is attached to this proxy as Annex A.

DISCUSSION OF AMENDMENT

     Of the 2,800,000 shares available for option awards under the plan, options to purchase 2,775,000 shares have been awarded as of December 31, 2000. The Board expects that options to purchase 450,000 shares of common stock previously issued to an officer who has resigned to expire unexercised on April 30, 2001 and thus become available for reissuance. The Board recognized that additional awards would assist us in motivating our existing officers, directors and key employees as well as in recruiting new, skilled employees. The Board determined that the number of options remaining is insufficient to effect these purposes.

STOCK OPTION PLAN

     The purpose of our Stock Option Plan is to advance the interests and enhance the value of our company by:

  - aligning the economic interests of our key employees, consultants and directors with those of our stockholders;

  - inducing individuals of outstanding ability and potential to join and/or remain with us; and

  - providing key employees, consultants and directors with an additional incentive to contribute to our success.

     The Stock Option Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has discretion as to which employees, non-employee directors, consultants or independent contractors will receive options. The committee also establishes the terms, conditions and limitations of each option, including the type and amount of the option, the number of shares of common stock underlying each option, the exercise price and the date or dates upon which the option vests and become exercisable.

     Our Stock Option Plan permits grants of qualified incentive stock options, as defined by the Internal Revenue Code, and also non-qualified stock options. Qualified incentive options must have a per share exercise price at least equal to the market price of the underlying common stock at the time the option is granted. If a qualified incentive option is granted to any participant who owns more than ten percent of the voting power of our company (a "Significant Stockholder"), then the exercise price per share must be not less than one hundred ten percent (110%) of this price. The exercise price for non-qualified options will be determined by the committee in its sole discretion on the date of grant, and may be less than fair market value.

     Each participant receiving a qualified incentive option must be an employee of our company or of a subsidiary at the time an incentive option is granted. The maximum exercise period may not be greater than ten years (qualified incentive options granted to a Significant Stockholder will have an exercise period of five years). The fair market value of shares as to which qualified incentive options are exercisable for the first time by any key employee during any single calendar year (under this Plan and any other incentive option plan of our company or a subsidiary) may not exceed $100,000.

     A participant who ceases to be an employee, consultant or director of our company or a subsidiary for any reason other than death, disability or termination "for cause" will be permitted to exercise any option, to the extent it is vested, within three months of such termination. If a participant dies, his or her estate or personal representative may exercise the option, to the extent it was vested and exercisable on the date of death. If a participant becomes permanently disabled, he or she may exercise the option to the extent it was vested and exercisable at the time of the onset of the disability or, if the option vests periodically, to the extent it would have been exercisable as of the next periodic vesting date. In the case of either death or disability, the option must be exercised within twelve (12) months after the date of death or onset of disability, and/or prior to the original expiration date of the option. A participant who is terminated "for cause" will immediately lose all rights to exercise any options.

     On March 10, 1999, the Board of Directors granted options to purchase common stock under the Stock Option Plan to certain executive officers subject to stockholder approval of the Plan. We received stockholder approval at the 1999 Annual Meeting. Half of the options are exercisable at $4.50 per share and half are exercisable at $6.00 per share. The options vest over a three year period (one-third per year, with all of the $4.50 options vesting first), and expire on the sixth anniversary of the grant date. In the event of a stock split or other similar events, the number of options will be increased or decreased to adjust for the split.

     On January 11, 2000, the Board of Directors granted additional options to purchase common stock under the Stock Option Plan to certain executive officers subject to stockholder approval of an amendment of the Plan, providing for availability of additional options. We received stockholder approval at the 2000 Annual Meeting. The options are exercisable at $2.75 per share, vest over a two-year period and expire on the sixth anniversary of the grant date. In the event of a stock split or other similar events, the number of options will be increased or decreased to adjust for the split.

     On February 14, 2000, the Board of Directors granted additional options to purchase common stock under the Stock Option Plan to two new executive officers subject to stockholder approval of an amendment of the Plan, providing for availability of additional options. We received stockholder approval at the 2000 Annual Meeting. The options are exercisable at $2.875 per share, vest over a three-year period (one-third per year) and expire on the sixth anniversary of the grant date. In the event of a stock split or other similar events, the number of options will be increased or decreased to adjust for the split.

     On April 25, 2001, the Board of Directors granted additional options to purchase common stock under the Stock Option Plan to two independent directors and a proposed new executive officer, subject to stockholder approval of an amendment of the Plan, providing for availability of additional options. The options for the directors are exercisable at $2.20 per share, vest immediately and expire on the sixth anniversary of the grant date. The options for the proposed new executive officer are exercisable at $2.50 per share, vest immediately and expire on the sixth anniversary of the grant date. In the event of a stock split or other similar events, the number of options will be increased or decreased to adjust for the split. Stockholder approval of the grant to the proposed new executive officer will be sought at a later date, if required.

     The Board may amend the Stock Option Plan in any respect and it will seek stockholder approval for such amendments, when approval is required by the Internal Revenue Code or another federal or state statute or the rules of the American Stock Exchange or any other exchange on which our shares may be listed.

     The Board may terminate the Stock Option Plan at any time. However, no termination or amendment will affect the rights of participants under options previously granted without the participant's consent. Unless previously terminated, the Stock Option Plan will terminate on March 10, 2009, and no options will be granted after that date.

     The proposed amendment to the Stock Option Plan will increase the number of shares allocated to the Stock Option Plan by 200,000 shares, to a total of 3,000,000 shares. As of April 25, 2001 the market value of the additional 200,000 shares is $440,000. The Board of Directors has determined that this number of shares is consistent with our business objectives.

     The following table presents the benefits or amounts that will be received by or allocated to each of the following individuals or groups under the plan being acted upon if approved:

                                NEW PLAN BENEFITS

      SECURITY ASSOCIATES INTERNATIONAL, INC. STOCK OPTION PLAN, AS AMENDED

                                                            No. of Shares
                                                            Underlying
Name And Position                                           Option Granted(1)
-----------------                                           -----------------
James S. Brannen
    President and Chief Executive Officer                          0
Ronald I. Davis
    Chairman of the Board                                          0
Stephen Rubin
    Senior Vice President                                          0
Ronald J. Carr
    Senior Vice President                                          0
Daniel S. Zittnan(4)
    Senior Vice President                                          0

Executive Group  (8 individuals)                               300,000(2)
Non-Executive Director Group (3 individuals)                   300,000(3)
Non-Executive Officer Employee Group  (310 individuals)            0
                                                               ----------

1) This table reflects the number of shares underlying the options that the Board has authorized to be granted in the 2001 calendar year pursuant to the amendment, subject to stockholder approval being sought by this proxy statement.

2) Options to purchase 300,000 shares are exercisable at $2.50 per share, vest upon issuance and expire on the sixth anniversary of the grant date. All of these options are to be issued to Thomas J. Few Sr. as a newly appointed executive officer upon consummation of our potential acquisition of KC Acquisition Corp. Separate approval of the grant of the options to Mr. Few will be sought at a later date, if required.

3) Options to purchase shares are exercisable at $2.20 per share, vest immediately and expire on the sixth anniversary of the grant date. Each of directors Jones and Oberlander will receive options to purchase 150,000 shares of common stock.

4)   Mr. Zittnan resigned in the first quarter of 2001.

Federal Income Tax Consequences

     The following is a summary of the federal income tax consequences of the Stock Option Plan.

     In general, a participant will not recognize ordinary income upon the grant or exercise of a qualified incentive stock option. If the participant holds the stock acquired through the exercise of a qualified incentive stock option for one year from the date of exercise and two years from the date of the grant, the participant will recognize long-term capital gain or loss upon a subsequent sale of the stock, based upon the difference between the exercise price and the sale price. However, if the participant sells the stock before the requisite holding periods have elapsed, the participant will recognize ordinary income equal to the difference between the exercise price and the lesser of the sales price or the fair market value on the date of exercise.

     A participant will not recognize ordinary income upon the grant of a non-qualified option. Unlike qualified incentive stock options, however, a participant generally will recognize ordinary income upon exercise of the option, in an amount equal to the difference between the exercise price for the option and the fair market value of the common stock on the exercise date. The common stock acquired through such exercise will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon the subsequent sale of the common stock, a participant generally will recognize a capital gain or loss equal to the excess of the sale price of the common stock over the participant's tax basis in the stock. The capital gain or loss will be long-term or short-term, depending upon the holding period of the shares.

     Neither the grant nor the exercise of a qualified option under the Stock Option Plan will have a tax consequence to our company. However, the exercise of a non-qualified option will entitle our company to a business expense deduction equal to any ordinary income recognized by participants as compensation under the Stock Option Plan.

     The affirmative vote of a majority of the votes present in person or by proxy will be required to approve the amendment to the Stock Option Plan.

RECOMMENDATION:

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER THE PLAN FROM 2,800,000 SHARES TO 3,000,000 SHARES.

                 OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

     If any other matter properly comes before the Annual Meeting, the proxy will vote your shares in accordance with his best judgment. At the time this Proxy Statement went to press, we knew of no other matters to be presented for stockholder action at the Annual Meeting.

                               EXECUTIVE OFFICERS

     The following table presents information with respect to our executive officers. The biographies of James S. Brannen and Ronald I. Davis appear above under Item No. 1 - Election of Directors.


      NAME          AGE                POSITION WITH THE COMPANY
      ----          ---                -------------------------

RONALD I. DAVIS      62    CHAIRMAN OF THE BOARD OF DIRECTORS
JAMES S. BRANNEN     62    PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR AND
                           CHIEF FINANCIAL OFFICER
RONALD J. CARR       49    SENIOR VICE PRESIDENT
STEPHEN RUBIN        54    SENIOR VICE PRESIDENT
HOWARD SCHICKLER     53    SENIOR VICE PRESIDENT, GENERAL COUNSEL, AND SECRETARY
KAREN B. DANIELS     46    VICE PRESIDENT
JAMES N. JENNINGS    33    VICE PRESIDENT, CORPORATE COUNSEL AND ASSISTANT
                           SECRETARY
GLENN D. SEABURG     41    VICE PRESIDENT

     RONALD J. CARR has been one of our Vice Presidents since March 1997, and a Senior Vice President and Chief Operating Officer for the Central Station Division since August 12, 1998. Mr. Carr is also the President of SAI North Central Command Center, Inc., SAI Southwest Command Centers, Inc., Guardian Security Systems, Inc., and SAI Northwest Command Center-Seattle, Inc., all wholly owned subsidiaries of Security Associates International, Inc., and he is a member of the Board of Directors of the Central Station Alarm Association. From March 1996 to March 1997, Mr. Carr was director of Telecommunications and Central Station Operations for Ameritech's SecurityLink subsidiary. From 1991 to 1996 he was director of Telecommunications for ADT, Inc. Mr. Carr earned a Bachelors Degree in Business Administration from Brookdale College.

     STEPHEN RUBIN is one of our founders, has been a Senior Vice President since October 1990. From 1987 to 1990, he was a senior vice president of SAI Partners, Inc. From 1978 to 1986, Mr. Rubin was an officer of Davis Marketing Group and Security Alliance Corporation. Mr. Rubin earned a B.S. degree from Northern Michigan University and MBA degree from Loyola University. Mr. Rubin has the principal responsibility for the design and implementation of our marketing program.

     HOWARD SCHICKLER has served as General Counsel of our company since January 3, 1997, was appointed Secretary on October 7, 1997, Vice President on April 13, 1998 and Senior Vice President on July 8, 1999. Before joining us, Mr. Schickler spent eight years with Sachnoff & Weaver, Ltd., a Chicago law firm. He became a member of that firm in 1994. Before embarking on his legal career, Mr. Schickler was employed in the investment field as an institutional fixed income sales representative for The First Boston Corporation, Morgan Stanley & Co., Blunt, Ellis and Loewi and E. F. Hutton & Co. and as a portfolio manager at MGIC Investment Corporation. Mr. Schickler earned a B.A. degree from Brooklyn College, M.A., M.B.A. degrees from The University of Wisconsin at Milwaukee and a J.D. degree from Northwestern University.

     KAREN B. DANIELS has served as a Vice President since October 7, 1997. Prior to becoming a Vice President, Ms. Daniels acted as a consultant for the Company starting in March 1997, and prior to that for Ameritech AIIS, since 1995. From March 1990 to June 1995, Ms. Daniels was vice president/controller for Editel-Chicago, a division of Unitel Video, Inc., a video post-production company. Ms. Daniels earned a Bachelor's Degree in Industrial Administration-Finance from Iowa State University. Ms. Daniels is also a Certified Public Accountant.

     JAMES N. JENNINGS has served as Corporate Counsel of our company since January 1998, was appointed Assistant Secretary in February 1998 and Vice President in February 2000. Prior to joining us, Mr. Jennings spent a combined three years with Shefsky & Froelich, Ltd. and McCarthy Duffy Neidhart & Snakard, both Chicago law firms. Prior to entering private practice, Mr. Jennings was an independent investment banker for three years. Mr. Jennings earned a Bachelors Degree from the University of Texas at Austin and a J.D. from California Western School of Law.

     GLENN D. SEABURG has served as Director of Information Technology since September of 1998 and was appointed Vice President in February 2000. Prior to joining us, Mr. Seaburg was the Director of I.S./Telecommunications for the Signature Security Group from October 1998 to October 1999. From November 1987 to September 1998, Mr. Seaburg was employed by SecurityLink by Ameritech as its Manager System Development Project Manager. Prior to Ameritech's purchase of SecurityLink, Mr. Seaburg was Director of Information Systems for SecurityLink for three years.

     Our executive officers are appointed annually by the Board of Directors, and they serve at the Board's discretion, until their successors are duly elected and qualified or until his or her death, resignation or removal by the Board. Ronald I. Davis and Stephen Rubin are brothers-in-law. There are no other family relationships between any of our directors or executive officers.

                             EXECUTIVE COMPENSATION

GENERAL

     The following table is a summary of the compensation awarded or earned by our President and Chief Executive Officer and the four other most highly paid executive officers (the "Named Executive Officers") during the last three fiscal years:

                           SUMMARY COMPENSATION TABLE

                                          ANNUAL COMPENSATION                      LONG TERM COMPENSATION
                              -------------------------------------------   ------------------------------------
                                                                                   AWARDS              PAYOUTS
                                                                            ----------------------    ----------

                                                                                        SECURITIES
                                                                            RESTRICTED  UNDERLYING                 ALL OTHER
    NAME AND PRINCIPAL                                       OTHER ANNUAL     STOCK      OPTIONS/       LTIP       COMPENSA
         POSITION             YEAR    SALARY      BONUS      COMPENSATION     AWARDS     SARS(#)      PAYOUTS(4)    TION(5)
---------------------------   ----   --------   --------     ------------   ----------  ----------    ----------   ---------
James S. Brannen              2000   $175,000   $ 55,000      $ 29,509(1)       --       105,000           --      $  3,231
   President, Chief           1999   $175,000   $ 72,417      $ 29,100(1)       --       210,000           --      $  3,433
   Executive Officer and      1998   $175,000   $ 55,000      $ 32,215(1)       --          --         $108,888    $  2,019
   Chief Financial Officer

Ronald I. Davis               2000   $175,000   $ 55,000      $ 32,334(2)       --       105.000           --      $  3,231
   Chairman of the Board(6)   1999   $175,000   $ 78,500      $ 28,050(2)       --       210,000           --      $  3,433
                              1998   $175,000   $ 55,000      $ 31,889(2)       --          --         $108,888    $    676

Stephen Rubin                 2000   $145,000   $ 40,000      $ 15,858(3)       --       105,000           --      $  2.900
   Senior Vice President      1999   $140,000   $ 43,156      $ 15,350(3)       --       210,000           --      $  2,746
                              1998   $127,400   $ 40,000      $ 16,456(3)       --          --         $ 67,568    $    697

Ronald J. Carr                2000   $154,615       --        $ 12,000(6)       --       150,000           --      $  2,322
    Senior Vice President     1999   $140,000       --        $ 12,000(6)       --       300,000           --      $  1,703
                              1998   $126,538       --        $ 10,750(6)       --          --         $ 67,568    $    646

Daniel S. Zittnan(8)          2000   $154,615       --        $ 12,000(7)       --       150,000           --      $  2,322
    Senior Vice President     1999   $140,000       --        $ 12,000(7)       --       300,000           --      $  1,696
                              1998   $139,615       --        $  4,000(7)       --          --         $ 67,568        --

------------------------------
1) Includes $24,965, $24,000 and $24,000 for automobile allowances for 1998, 1999 and 2000, respectively.
2) Includes $25,439, $24,000 and $24,000 for automobile allowances for 1998, 1999 and 2000, respectively.
3) Includes $11,856, $12,000 and $12,000 for automobile allowances for 1998, 1999 and 2000, respectively.
4)   Earned awards under our Supplemental Employees' Retirement Plan.
5)   Amount is matching funds pursuant to our 401(k) Plan.
6) Includes $10,750, $12,000 and $12,000 for automobile allowance in 1998, 1999 and 2000, respectively.
7) Includes $4,000, $12,000 and $12,000 for automobile allowance in 1998, 1999 and 2000, respectively.
8)   Mr. Zittnan resigned in the first quarter of 2001.

OPTION GRANTS TABLE

     The following table contains information concerning options granted to the Named Executive Officers in 2000.

                              OPTION GRANTS IN 2000

--------------------------------------------------------------------------------------------------------------------------
                                   INDIVIDUAL GRANTS                                 POTENTIAL REALIZABLE VALUE AT ASSUMED
                                                                                          ANNUAL RATES OF STOCK PRICE
                                                                                         APPRECIATION FOR OPTION TERM
--------------------------------------------------------------------------------------------------------------------------
                       NUMBER OF      PERCENT OF
                       SECURITIES   TOTAL OPTIONS
                       UNDERLYING     GRANTED TO      EXERCISE OR
                        OPTIONS       EMPLOYEES       BASE PRICE
NAME                    GRANTED        IN 2000        ($/SH) (1)     EXPIRATION DATE       5% ($)           10% ($)
--------------------------------------------------------------------------------------------------------------------------
James S. Brannen        105,000         10.2%            $2.75      January 11, 2006      $98,203          $222,788
--------------------------------------------------------------------------------------------------------------------------
Ronald I. Davis         105,000         10.2%            $2.75      January 11, 2006      $98,203          $222,788
--------------------------------------------------------------------------------------------------------------------------
Stephen Rubin           105,000         10.2%            $2.75      January 11, 2006      $98,203          $222,788
--------------------------------------------------------------------------------------------------------------------------
Ronald J. Carr          150,000         14.6%            $2.75      January 11, 2006      $140,289         $318,269
--------------------------------------------------------------------------------------------------------------------------
Daniel S. Zittnan(2)    150,000         14.6%            $2.75      January 11, 2006      $140,289         $318,269
--------------------------------------------------------------------------------------------------------------------------

1) The options become exercisable over a two-year period beginning January 11, 2000 (one-half per year).
2)   Mr. Zittnan resigned in the first quarter of 2001.

FISCAL YEAR END OPTION VALUE TABLE

     The following table contains information concerning the value of stock options held by the Named Executive Officers at fiscal year end 2000.

                     AGGREGATED OPTION/SAR EXERCISES IN 2000
                     AND DECEMBER 31, 2000 OPTION/SAR VALUES

                                                        NUMBER OF SECURITIES UNDERLYING   VALUE OF UNEXERCISED IN-THE-
                                                          UNEXERCISED OPTIONS/SARS AT        MONEY OPTIONS/SARS AT
                                                               DECEMBER 31, 2000               DECEMBER 31, 2000
                                                        -------------------------------   ----------------------------
                       SHARES ACQUIRED
       NAME              ON EXERCISE    VALUE REALIZED      EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
--------------------   ---------------  --------------  -------------------------------   ----------------------------
James S. Brannen            22,222            0(2)               47,778/245,000                      --/--
Ronald I. Davis               --              --                 70,000/245,000                      --/--
Stephen Rubin                 --              --                 70,000/245,000                      --/--
Ronald J. Carr                --              --                100,000/350,000                      --/--
Daniel S. Zittnan(1)          --              --                100,000/350,000                      --/--


1)   Mr. Zittnan resigned in the first quarter of 2001.
2)   Options were "out-of-the-money" when exercised.

EMPLOYMENT AGREEMENTS

     In August 1996, we entered into three year employment agreements with James
S. Brannen, Ronald I. Davis and Stephen Rubin to serve as our President and Chief Executive Officer, Chairman of the Board of Directors, and Senior Vice President, respectively. These employment agreements were amended in July 1999. Pursuant thereto, Mr. Brannen and Mr. Davis currently receive an annual salary of $175,000, and Mr. Rubin receives an annual salary of $145,000. These amounts may be increased following annual salary reviews. The employment agreements provide that these executives will be entitled to severance pay equal to 2.99 times their annual salary at the time of termination, unless terminated for cause as defined in the employment agreements, upon: (i) expiration of the term of the employment agreement (including any renewals); (ii) death or disability; or (iii) if they terminate their employment because of: (a) a diminution of responsibilities or authority or being assigned duties inconsistent with their current position; (b) a requirement that they serve from a location other than the greater Chicago metropolitan area; (c) breach of the employment agreement by SAI; or (d) a change of control. In addition, Messrs. Brannen, Davis and Rubin will participate in such other benefits as are offered to other executive employees of our company. In addition, they are entitled to participate in such other benefits as are offered to other executive employees. These agreements automatically renew for successive one-year periods.

     We have entered into confidentiality agreements with all of our other executive officers. These agreements contain non-compete, non-solicitation, and confidentiality provisions, and also provide that in the event of termination of the executive officer as a result of a change of control, the executive officer will be paid a one-time cash payment equal to 2.99 times his or her salary, plus an additional payment to compensate the employee for any federal excise tax imposed as a result of this payment.

     Under our Stock Option Plan, certain executive officers were granted options to purchase shares of our common stock. Under the terms of each executive officer's stock option agreement, which describes the terms of his or her options, the options are exercisable at $2.75 per share. The options will expire in six years and will vest over two years. If our company undergoes certain change of control transactions, however, the options will vest immediately. For a description of this plan, please refer to "Item 3- Approval of the Amendment to the Security Associates International, Inc. Stock Option Plan to Increase the Number of Shares of Common Stock Available Under the Plan From 2,800,000 Shares to 3,000,000 Shares".



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     On February 9, 2000, TJS advanced to us $125,000 in anticipation of the exercise of standby options to purchase 500 shares of Series A Convertible Preferred Stock. On May 23, 2000, options to exercise 250 shares of Series A Convertible Preferred Stock were exercised for $50,000. The balance of the standby options to purchase 250 shares of Series A Convertible Preferred Stock expired unexercised because the options that they "mirrored" were never exercised. We therefore owe TJS $75,000.

     On February 25, 2000, TJS advanced to us $79,093 in anticipation of the exercise of standby options to purchase 827 shares of Series A Convertible Preferred Stock. Options to purchase a total of 750 shares of Series A Convertible Preferred Stock were exercised on April 14,

June 12 and October 3, 2000 for an aggregate exercise price of $75,000. Options to purchase 77 shares of Series A Convertible Preferred Stock, with an aggregate exercise price of $4,093 remain unexercised because the underlying options they "mirror" have not been exercised yet. We therefore owe TJS $4,093.

     On April 26, 2000, TJS exercised options to purchase 250 shares of Series A Convertible Preferred Stock for a total consideration of $25,000.

     On May 23, 2000, TJS Partners, L.P. exercised options to purchase 250 shares of Series A Convertible Preferred Stock for an aggregate exercise price of $50,000.

     On June 12, 2000, TJS Partners, L.P. exercised options to purchase 250 shares of Series A Convertible Preferred Stock for an aggregate exercise price of $25,000.

     On October 3, 2000, TJS Partners, L.P. exercised options to purchase 250 shares of Series A Convertible Preferred Stock for an aggregate exercise price of $25,000.

     On April 26, 2000 Thomas J. Salvatore, one of the company's directors, was granted options to purchase 150,000 shares of common stock at an exercise price of $3.625 per share. The options vested immediately and were exercisable for a period of sixty days following issuance. The options were awarded subject to stockholder approval which was obtained at the 2000 Annual Meeting.

     On May 23, 2000, Thomas J. Salvatore, one of the company's directors, exercised options to purchase 90,000 shares of common stock for an aggregate exercise price of $326,250.

     On June 12, 2000, Thomas J. Salvatore, one of the company's directors, exercised options to purchase 85,000 shares of common stock for an aggregate exercise price of $285,250.

     On August 9, 2000, we issued 100,000 shares of common stock to Thomas J. Salvatore, one of the company's directors, for an aggregate purchase price of $250,000, in a private placement transaction.

     On April 25, 2001, the Board authorized the company to enter into a consulting agreement with Thomas J. Salvatore, one of the company's directors. Pursuant to this agreement, Mr. Salvatore will provide investment banking, financial and acquisition advice and consultation. The term is for an evergreen three years up to a maximum of five years. Mr. Salvatore will receive
$240,000 per year for these services, commencing January 1, 2001.

     On January 6, 1998, when he joined the Board of Directors, Mr. Jones was awarded options to purchase 10,000 shares of our common stock, at an exercise price of $6.00 per share. These options were to expire on December 31, 2002. On July 8, 1999, the Board extended the expiration date of Mr. Jones' options to July 8, 2005. The Board has agreed, subject to stockholder approval, to extend the expiration period for expiration of the options, in the event that Mr. Jones ceases to be a director, to the earlier of the date he ceases to be a director or July 8, 2005.

     On January 6, 1998, ProFinance Associates, Inc. was issued options to purchase 25,000 shares of common stock at a price of $6.00 per share. These options were to expire on December 31, 2002, and were issued in partial consideration of brokerage services rendered to us. Michael B. Jones, currently one of our directors, is a principal of ProFinance Associates, Inc. On July 8, 1999, the Board extended the expiration date of these options to July 8, 2005. These options were subsequently transferred into a family trust.

     On March 10, 1999, directors Jones and Oberlander were awarded options to purchase 25,000 shares of commons stock each under our Stock Option Plan. These options are exercisable for a period of six years. Half of these options are exercisable at $4.50 per share, and the other half at $6.00 per share. The Board has agreed, subject to stockholder approval, to extend the expiration period for expiration of the options, in the event that Mr. Jones or Mr. Oberlander ceases to be a director, to the earlier of the date he ceases to be a director or July 8, 2005.

     On January 11, 2000, the Board of Directors approved the issuance of stock options to the following individuals to purchase the following numbers of shares of common stock, as awards under our Stock Option Plan, subject to stockholder approval, which was obtained at the 2000 Annual Meeting:

                                          Options to Purchase
                                          -------------------

              Thomas J. Salvatore            25,000 shares
              Michael B. Jones               25,000 shares
              Douglas J. Oberlander          25,000 shares
              James S. Brannen              105,000 shares
              Ronald I. Davis               105,000 shares
              Stephen Rubin                 105,000 shares
              Daniel S. Zittnan             150,000 shares
              Ronald J. Carr                150,000 shares
              Howard Schickler               75,000 shares
              Karen B. Daniels               75,000 shares

         The options are exercisable at $2.75 per share. The options of the officers vest over two years (50% each year) and expire six years from the date of grant. The directors' options vest immediately and expire six years from the date of grant.

              On February 14, 2000, the Board of Directors approved the issuance of stock options to the following individuals to purchase the following numbers of shares of common stock, as awards under our Stock Option Plan, subject to stockholder approval, which was obtained at the 2000 Annual Meeting:

                                          Options to Purchase
                                          -------------------

              James N. Jennings              50,000 shares
              Glenn D. Seaburg               50,000 shares

The options are exercisable at $2.875 per share. The options of these officers vest over three years (one third each year) and expire six years from the date of grant.

     On June 12, 2000, Douglas J. Oberlander, one of the company's directors, exercised options to purchase 25,000 of common stock for an aggregate exercise price of $68,750.

     On June 15, 2000, James S. Brannen, the company's President and Chief Executive Officer and one of the company's directors, exercised options to purchase 22,222 shares of common stock for an aggregate exercise price of $99,999.

     On April 25, 2001, the Board approved a grant to each of Mr. Jones and Mr. Oberlander of options to purchase 150,000 shares of common stock at an exercise price of $2.20 per share, vesting immediately and expiring on the sixth anniversary of the grant date. The Board also approved the issuance of 525,000 shares of our common stock to Mr. Salvatore and 40,000 shares of our common stock to Mr. Oberlander, for past services rendered to our company. In addition, the Board approved an amendment to the respective option agreements of directors Jones and Oberlander such that these options will expire on the earlier of (a) three years after the date on which Jones or Oberlander, as applicable, ceases to serve as a director of our company, or (b) the date on which such option expires according to its terms and to provide for a "cashless exercise" of these options at the discretion of the holder. The Board make seek stockholder approval of any or all of these matters at the future date, if required.

                     STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE
                         OFFICERS AND PRINCIPAL HOLDERS

     The following table lists information regarding the beneficial owners of our common stock as of April 26, 2001, which includes: (i) each person known to us to beneficially own more than five percent of the outstanding shares of our common stock; (ii) each of our company's directors; (iii) the Named Executive Officers; and (iv) all of our company's directors and executive officers as a group. We believe that except as noted each person or entity named below has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by each holder, subject to community property laws where applicable.

                                                 Beneficial Ownership

                                           Number
         Name                             of Shares             Percent(1)
         ----                             ---------             ----------

TJS Partners, L.P.(2)
115 East Putnam Avenue
Greenwich, CT 06830                       13,735,900              63.90%

Ronald I. Davis(3)
c/o Security Associates
International, Inc.
2101 S. Arlington Heights Road
Arlington Heights, IL 60005                1,119,695               5.16%

James S. Brannen(4)
c/o Security Associates
International, Inc.
2101 S. Arlington Heights Road
Arlington Heights, IL 60005                  765,778               3.53%

Stephen Rubin(5)
c/o Security Associates
International, Inc.
2101 S. Arlington Heights Road
Arlington Heights, IL 60005                  621,698               2.87%

Daniel S. Zittnan(6)
c/o Security Associates
International, Inc.
2101 S. Arlington Heights Road
Arlington Heights, IL 60005                  313,349               1.44%

Ronald J. Carr(7)
c/o Security Associates
International, Inc.
2101 S. Arlington Heights Road
Arlington Heights, IL 60005                  296,096               1.36%

Thomas J. Salvatore(8)
c/o TJS Partners, L.P.
155 E. Putnam Avenue
Greenwich, CT 06830                       14,010,900              65.18%

Douglas Oberlander(9)
10225 N. Knoxville Avenue
Peoria, IL 61615                             139,474                   *

Michael B. Jones(10)
c/o ProFinance Associates, Inc.
6540 Lusk Boulevard, Suite C-240
San Diego, CA 92121                           91,000                   *

All Executive Officers and Directors
as a group (11 persons)(11)               17,308,363              76.38%

* = less than 1%.


1) Applicable percentage of ownership as of April 20, 2001, is based upon 21,493,557 shares of common stock outstanding (including 13,735,900 shares issuable upon conversion of outstanding shares of convertible preferred stock). Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and unless otherwise noted includes voting and investment power with respect to the shares shown as beneficially owned.

2) Consists of 137,359 shares of Series A Convertible Preferred Stock. Each share of Series A Convertible Preferred Stock is convertible into and has the voting rights of 100 shares of common stock. TJS is the only holder of convertible preferred stock.

3) Includes 927,195 shares owned by Mr. Davis and J, S & R Ltd., L.P. Also includes 192,500 shares that may be acquired within sixty days upon exercise of options. Excludes 5,337 shares owned by Beverly Davis, Mr. Davis' wife, 7,700 shares owned by Scott Davis, Mr. Davis' son, 7,500 shares owned by Deborah Davis, Scott's wife, 12,500 shares owned by Ethan Davis, Mr. Davis' grandson, 12,500 shares owned by Benjamin Davis, Mr. Davis' grandson, 5,000 shares owned by Emma Davis, Mr. Davis' granddaughter, and 21,801 shares owned by Ann Davis, Mr. Davis' sister, as to which Mr. Davis disclaims beneficial ownership.

4) Includes 595,500 shares owned by Mr. Brannen and a family limited partnership, and 170,278 shares that may be acquired within sixty days upon exercise of options Excludes 7,580 shares owned by Martha A. Brannen, Mr. Brannen's wife, 10,000 shares owned by Craig Brannen, 10,000 shares owned by Sarah B. Ozee and 10,000 shares owned by Peter Brannen, Mr. Brannen's children, as to which Mr. Brannen disclaims beneficial ownership.

5) Includes 429,198 shares owned by Mr. Rubin, and 192,500 shares that may be acquired within sixty days upon exercise of options. Excludes 7,600 shares owned by Jamie Rubin, Mr. Rubin's son, as to which Mr. Rubin disclaims beneficial ownership.

6) Includes 38,349 shares owned by Mr. Zittnan, and 275,000 shares that may be acquired within sixty days upon exercise of options. Mr. Zittnan resigned in the first quarter of 2001.

7) Includes 21,096 shares owned by Mr. Carr, and 275,000 shares that may be acquired within sixty days upon exercise of options.

8) Consists of 137,359 shares of convertible preferred stock owned by TJS. Mr. Salvatore controls voting and disposition of these shares as the Managing Partner of TJS. Also includes 275,000 shares of common stock owned by Mr. Salvatore personally.

9) Includes 114,474 shares owned by Mr. Oberlander, and 25,000 shares that may be acquired within sixty days upon exercise of options.

10) Includes 6,000 shares owned by Mr. Jones; and 85,000 shares of common stock that may be acquired within sixty days upon exercise of options. Of these options, options to purchase 25,000 shares are held by a family trust.

11) Includes 1,163,612 shares which may be acquired within sixty days upon the exercise of options. Does not include 38,349 shares owned by Mr. Zittnan and 275,000 shares that may be acquired within sixty days upon exercise of his options. Mr. Zittnan resigned in the first quarter of 2001.

     The following table presents information regarding the beneficial ownership of Series A Convertible Preferred Stock as of April 26, 2001 by: (a) each person known by us to beneficially own more than five percent of the outstanding shares of Series A Convertible Preferred Stock; (b) each of our directors; (c) each of the Named Executive Officers; and (d) all directors and officers as a group. We believe that each person named below has sole voting and investment power with respect to all shares of Series A Convertible Preferred Stock shown as beneficially owned by them, subject to community property laws where applicable. TJS Partners, L.P. and Thomas J. Salvatore are the only beneficial owners of Series A Convertible Preferred Stock.



                                                         BENEFICIAL OWNERSHIP
                                                      --------------------------
                                                       NUMBER OF
                    NAME                                SHARES       PERCENT(1)
                    ----                               ---------     ----------

TJS Partners, L.P.(2)
115 East Putnam Avenue
Greenwich, CT 06830 .................................   137,359         100%

Thomas J. Salvatore(3)
c/o TJS Partners, L.P.
115 East Putnam Avenue
Greenwich, CT 06830 .................................   137,359         100%

All Executive Officers and Directors as a group
  (11 persons) ......................................   137,359         100%


---------------------------

1) Applicable percentage of ownership as of April 26, 2001 is based upon 137,359 shares of Series A Convertible Preferred Stock outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and unless otherwise noted includes voting and investment power with respect to the shares shown as beneficially owned.

2) Consists of 137,359 shares of Series A Convertible Preferred Stock. Each share of convertible preferred stock is convertible into and has the voting rights of 100 shares of common stock. The total voting power of all securities owned by a holder of Series A Convertible Preferred Stock is limited to a maximum of 45% of the total number of votes eligible to vote on a matter submitted to our stockholders. TJS is the only holder of Series A Convertible Preferred Stock.

3) Consists of 137,359 shares of Series A Convertible Preferred Stock owned by TJS, Mr. Salvatore controls voting and disposition of these shares as the Managing General Partner of TJS.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and any persons who beneficially own more than ten percent of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Such persons are required by the Securities and Exchange Commission regulations to furnish our company with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on review of the copies of such reports and written representations received by us, during the year ended December 31, 2000, all such Section 16(a) filing requirements were complied with.

               STOCKHOLDER PROPOSALS FOR THE 2002 PROXY STATEMENT

     Any stockholder satisfying the Securities and Exchange Commission's requirements and wishing to submit a proposal to be included in the Proxy Statement for the 2001 Annual Meeting of Stockholders should submit the proposal in writing to: Howard Schickler, Secretary, Security Associates International, Inc., 2101 South Arlington Heights Road, Suite 150, Arlington Heights, Illinois 60005. We must receive a proposal by January 30, 2002 in order to consider it for inclusion in the Proxy Statement for the 2002 Annual Meeting of Stockholders.

                                VOTING PROCEDURES

     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Annual Meeting of Stockholders. With regard to the election of directors, votes may be cast in favor or withheld. Votes that are withheld and broker non-votes will be excluded entirely from the vote and will have no effect on the outcome.

                                OTHER INFORMATION

     Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, is being mailed to all stockholders of record and accompanies this Proxy Statement. Additional copies of the Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission (excluding exhibits) will be furnished to you, without charge, by writing to John Aneralla, c/o Buttonwood Advisory Group, Inc., P.O. Box 2158, Huntersville, North Carolina 28070.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, our independent public accountants, has examined our financial statements for the fiscal year ended December 31, 2000. Arthur Andersen LLP, will have the opportunity to make a statement at the Annual Meeting if they so desire. A representative to be available at the Annual Meeting to respond to appropriate questions from stockholders.

                            EXPENSES OF SOLICITATION

     We will pay all expenses in connection with the solicitation of proxies. Solicitation may be made personally, or by telephone, telegraph or mail, by one or more of our employees, who will receive no additional compensation for such activities. In addition, we may engage the services of a professional proxy solicitation firm to assist in the solicitation of proxies and will pay the fees and expenses charged them. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in forwarding copies of solicitation materials to beneficial owners of our common stock and convertible preferred stock held by such persons on May 7, 2001.

     The above Notice of Annual Meeting and Proxy Statement are sent by order of the Board of Directors.

                                        /s/ James S. Brannen

                                        JAMES S. BRANNEN
                                        President and Chief Executive Officer

Arlington Heights, Illinois

                                     ANNEX A

                             RESOLUTION AMENDING THE
                     SECURITY ASSOCIATES INTERNATIONAL, INC.
                                STOCK OPTION PLAN

     WHEREAS, the Board of Directors of the Corporation (the "BOARD") deems it desirable and in the best interests of the Corporation authorized the issuance of additional options to purchase the Corporation's Common Stock under the Security Associates International, Inc. Stock Option Plan (the "PLAN");

     NOW THEREFORE, BE IT RESOLVED, that options to purchase up to an additional 200,000 shares of the Corporation's Common Stock are hereby authorized for issuance under the Plan, bringing the total to 3,000,000 shares.

                                    EXHIBIT A


                     SECURITY ASSOCIATES INTERNATIONAL, INC.
                             AUDIT COMMITTEE CHARTER


                                  ORGANIZATION

There shall be a committee of the board of directors (the "Board") to be known as the audit committee (the "Audit Committee"). The Audit Committee shall comprise three directors, at least two of whom shall be independent of the management of Security Associates International, Inc. (the "Company") and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as committee members. The composition of the Audit Committee shall at all times conform to regulations promulgated by the Securities and Exchange Commission.

                               STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the Company's financial reports. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board, the independent auditors, the internal auditors, and the financial management of the Company.

                                RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

- Consider and recommend to the Board the independent auditors to be selected to audit the Company's financial statements and its divisions and subsidiaries, if any. In considering firms for recommendation, the Audit Committee will discuss the issue of independence of the auditors and request assurances of such independence as necessary.

- Arrange for the independent auditors to be available to meet with the full Board at least annually to help provide a basis for the Board to recommend appointment of the independent auditors to the Company's shareholders.

- Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors.

- Review with the independent auditors, the Company's internal auditor (or person performing those duties for the Company), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee periodically should review Company policy statements to determine their adherence to the code of conduct.

- Review the internal audit function of the Company, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

- Receive, prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

- Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

- Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

- Review accounting and financial human resources and succession planning within the Company.

- Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board.

- Investigate any matter brought to the Audit Committee's attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

Review the Audit Committee's Charter annually and update if necessary.

                            PROXY FOR ANNUAL MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
SECURITY ASSOCIATES INTERNATIONAL, INC.
2101 SOUTH ARLINGTON HEIGHTS ROAD
SUITE 150
ARLINGTON HEIGHTS, ILLINOIS 60005

     I hereby appoint James S. Brannen as Proxy, with the power to appoint his substitute, and hereby authorize him to represent and to vote, as designated below, all the shares of common stock and convertible preferred stock of Security Associates International, Inc. held of record by me on May 7, 2001, at the Annual Meeting of Stockholders to be held on June 5, 2001, or any adjournment thereof.

1.   ELECTION OF DIRECTORS (Mark only one box)


          FOR  [ ]                           AGAINST  [ ]
          All nominees listed below          All nominees listed below
          (except as marked to the           (except as marked to the
          contrary below)                    contrary below)

Ronald I. Davis; James S. Brannen; Thomas J. Salvatore; Douglas Oberlander; Michael B. Jones

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.)

2. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 (Mark only one box)


          FOR  [ ]             AGAINST  [ ]           ABSTAIN  [ ]


3. PROPOSAL TO APPROVE AN AMENDMENT TO THE SECURITY ASSOCIATES INTERNATIONAL, INC. STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER THE PLAN FROM 2,800,000 SHARES TO 3,000,000 SHARES (Mark only one box)


          FOR  [ ]             AGAINST  [ ]           ABSTAIN  [ ]


This Proxy when properly executed will be voted in the manner directed by you. If no direction is made, this Proxy will be voted FOR Proposals 1 through 3.

Please sign exactly as name appears below.


____________________________________________
(Affix Mailing Label Here)


Date: ________________________________, 2001

PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE PROMPTLY.

     When shares are held by joint tenants, both should sign. When signing as executor, trustee, guardian or in another representative capacity, please give your full title in that capacity. If a corporation, please sign in full corporate name by the president or other authorized officer. If a limited liability company, please sign in the name of the company by an authorized person. If a partnership, please sign in partnership name by an authorized person.



_________________________________________
Signature of Stockholder




_________________________________________
Signature, if held jointly




     If signing as attorney, executor, administrator, trustee or guardian or on behalf of an entity (corporation, partnership, etc.), please indicate office or capacity.


Title: __________________________________